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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-34130, No. 333-37638 and No. 333-71336) and the
Registration Statement on Form S-3 (No. 333-73320) of ON Semiconductor Corporation of our reports dated February 5, 2002 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.

PricewaterhouseCoopers LLP

Phoenix, Arizona
March 28, 2002